                              [Weston Letterhead]


CONTACTS:
At the Company:                                At the Financial Relations Board:
Financial  Bruce Flamm                         General  Jerry Meyer
(610) 701-4535                                 Analyst  Christina Howard
Media  Kathy Jones                             (212) 661-8030
(610) 701-3087



                        WESTON ELECTS NEW BOARD, OFFICERS

WEST CHESTER, PA., MAY 23, 1997 -- Roy F. Weston, Inc. (Nasdaq: WSTNA), a leading international environmental services firm, today announced that shareholders have elected the following slate of nominees to its Board of Directors for a term of one year.

               Richard Armitage
               Magalen Ohrstrom Bryant
               Thomas Harvey
               Wayne F. Hosking, Jr.
               William J. Marrazzo
               Dominic Monetta
               Katherine W. Swoyer
               Thomas M. Swoyer, Jr.
               A. Frederick Thompson
               Roy F. Weston

         At a Board meeting held after this morning's shareholders' meeting, William Robertson was named acting president and chief executive officer. Thomas Harvey, chairman of the Global Environment & Technology Foundation, was elected acting chairman of the Company.

         The Board has begun the process of permanently filling both positions, said Vice Chairman Katherine W. Swoyer.

                                                                          [Logo]

                                     -more-

         Mr. Robertson is the Chairman of Global Exchange, Inc., a Virginia-based software development firm that provides a variety of interactive information and communications solutions for government and industry. He has spent more than two decades in various sectors of the U. S. Department of Defense, including the U. S. Army Corps of Engineers, dealing with a wide variety of business development and technology issues.

         Mr. Harvey, who in addition to being chairman of the Global Environment & Technology Foundation is head of corporate business development for a Washington-based strategic marketing consulting group, has spent 26 years in senior positions with corporations, the White House, and the U.S. Congress and Department of Defense.

         Ms. Swoyer said the changes in management and in the makeup of the Board are expected to help the company to redefine its strategies.

         WESTON -- celebrating its 40th anniversary -- partners with public and private sector clients to ensure outstanding environmental performance that supports their economic goals. Headquartered in West Chester, Pa., WESTON provides consulting, engineering and design, environmental construction, and facilities and business systems outsourcing through its worldwide network of 60 offices. For more information about the company, click to WESTON on the web at: http://www.rfweston.com

         This news release contains forward-looking statements regarding the company's business strategy that involve risks and uncertainties, including the demand for the company's services, funding delays for federal projects, and shifts in governmental priorities relating to environmental regulations and enforcement actions. These risks and uncertainties and others are discussed in reports periodically filed by the company with the Securities and Exchange Commission.

                                     -more-

                              [Weston Letterhead]






CONTACTS:
At the Company:                               At the Financial Relations Board:
Financial  Bruce Flamm                        General  Jerry Meyer
(610) 701-4535                                Analyst  Christina Howard
Media  Kathy Jones                            (212) 661-8030
(610) 701-3087


FOR RELEASE MAY 23, 1997


                  WESTON ANTICIPATES NET LOSS IN SECOND QUARTER

         WEST CHESTER, PA. -- MAY 23, 1997 -- Roy F. Weston, Inc.
(Nasdaq:WSTNA), a leading international environmental services firm, reported today that it anticipates reporting a net loss in the second quarter of 1997.

         This forecast is based on an analysis of the preliminary results for April and May and on expectations for the remainder of the quarter, said William Robertson, acting chief executive officer. There are several reasons why a loss is expected, he said, continued weakness in the company's industrial market sector being notable among them.

         Mr. Robertson said that it is too early to provide any estimate of the amount of the company's loss in this year's second quarter although it is expected that it may be substantial.

         In this year's first quarter, helped by non-recurring items including the sale of a subsidiary for $1.1 million, the company had net income of $396,000, or $0.04 per share, and $39.6 million in net revenue. In the second quarter of 1996 it reported a net loss of $670,000, or $0.07 per share, and net revenues of $46.3 million.

                                                                          [Logo]

                                     -more-

Roy F. Weston
Page 2

         Mr. Robertson noted that the company's balance sheet continues to be strong, and that in the current quarter the company has won important contracts including one for $3.2 million in environmental restoration work at the U.S. Department of Energy's Hanford nuclear weapons facility in Washington and another for up to $24 million involving environmental engineering services for the U.S. Army Corps of Engineers.

         WESTON -- celebrating its 40th anniversary -- partners with public and private sector clients to ensure outstanding environmental performance that supports their economic goals. Headquartered in West Chester, Pa., WESTON provides consulting, engineering and design, environmental construction, and facilities and business systems outsourcing through its worldwide network of 60 offices. For more information about the company, click to WESTON on the web at: http://www.rfweston.com

         This news release contains forward-looking statements regarding the company's business strategy that involve risks and uncertainties, including the demand for the company's services, funding delays for federal projects, and shifts in governmental priorities relating to environmental regulations and enforcement actions. These risks and uncertainties and others are discussed in reports periodically filed by the company with the Securities and Exchange Commission.


                                      # # #

                               [Weston Letterhead]




CONTACTS:
At the Company:                             At the Financial Relations Board:
Financial  Bruce Flamm                      General  Jerry Meyer
(610) 701-4535                              Analyst  Christina Howard
Media  Kathy Jones                          (212) 661-8030
(610) 701-3087


FOR RELEASE MAY 22, 1997

WEST CHESTER, PA. -- MAY 22, 1997 -- Roy F. Weston, Inc. (Nasdaq: WSTNA), a leading international environmental services firm, today announced that William
J. Marrazzo has resigned as president and chief executive officer, effective May 23, 1997.

         An interim replacement is expected to be named by the Company's newly elected Board of Directors at its scheduled meeting on Friday May 23, immediately after the company's annual meeting of shareholders.

         "Mr. Marrazzo offered his resignation to provide the new WESTON Board of Directors with maximum flexibility in its stated intention of redefining the Company's strategy," said vice chairman Katherine W. Swoyer. "The company appreciates the efforts of Bill Marrazzo during the past eight and one-half years, and his continued cooperation in the management transition which is taking place." The Company also announced the resignations of Peter J. Marks, executive vice president and chief operating officer, and M. Christine Murphy, executive vice president and chief financial officer.

               "On behalf of the company, I thank Pete and Christine for the contributions they have made," said Mr. Marrazzo. He said that they, too,

                                                                          [Logo]

                                     -more-
offered their resignations to provide the Board with maximum flexibility in its review of the company's competitive position and strategy.

         The company also announced that William G. Mecaughey, a WESTON vice president and corporate controller, has been named acting executive vice president and chief financial officer, replacing Ms. Murphy.

         Mr. Mecaughey, 41, joined WESTON as vice president and corporate controller in 1991. A certified public accountant, he was previously with the accounting firm of Ernst & Young.

         WESTON -- celebrating its 40th anniversary -- partners with public and private sector clients to ensure outstanding environmental performance that supports their economic goals. Headquartered in West Chester, Pa., WESTON provides consulting, engineering and design, environmental construction, and facilities and business systems outsourcing through its worldwide network of 60 offices. For more information about the company, click to WESTON on the web at: http://www.rfweston.com


               This news release contains forward-looking statements regarding the company's business strategy that involve risks and uncertainties, including the demand for the company's services, funding delays for federal projects, and shifts in governmental priorities relating to environmental regulations and enforcement actions. These risks and uncertainties and others are discussed in reports periodically filed by the company with the Securities and Exchange Commission.



                                     -more-